UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2011

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-7615 (Commission File Number)	74-1884980 (IRS Employer Identification No.)

55 Waugh Drive, Suite 1000 Houston, TX (Address of principal executive offices)	77007 (Zip Code)

Registrant’s telephone number, including area code:  (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 13, 2011, Kirby Corporation (“Kirby”) issued a press release announcing that it had entered into an Agreement and Plan of Merger dated March 13, 2011 with K-Sea Transportation Partners L.P. (“K-Sea”) relating to the acquisition of K-Sea by Kirby and the other matters described therein.  A copy of the press release is attached hereto as Exhibit 99.1 and it incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.
99.1	Press Release of Kirby Corporation dated March 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 14, 2011.

KIRBY CORPORATION

	By:	/s/ David W. Grzebinski
David W. Grzebinski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Kirby Corporation dated March 13, 2011